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                                                               Exhibit 99(c)(10)

                             STOCKHOLDERS AGREEMENT


                  STOCKHOLDERS AGREEMENT (the "Agreement") made as of this 10th day of August, 1999, by and among, COMC, Inc., an Illinois corporation (the "Company"), John J. Ackerman ("JA"), William M. Burns and Nellie Burns as Trustees for The Burns Family Trust and ("MB"), Charles E. Lincoln and Caroline Lincoln as Trustees for The Lincoln Family Trust ("CL") and Christopher R. Smith ("CRS," and together with JA, MB and CL, the "Stockholders").

                               W I T N E S S E T H

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, CRS shall purchase 200,000 shares of the common stock, $.01 par value (the "Common Stock") of COMC, Inc., an Illinois corporation (the "Company") pursuant to the Stock Purchase Agreement, dated as of the date hereof, by and among JA, the Company and CRS (the "Stock Purchase Agreement");

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company shall grant CRS an option to purchase 2,463,896 shares of the Common Stock of the Company pursuant to an option agreement (the "CRS Option");

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, MB and CL are restructuring notes issued to them by the Company pursuant to a senior subordinated note, a loan agreement and a guaranty (the "Note Restructure Agreements") by and between the Company and each of them, and are each being issued an option to purchase aggregate of 376,623 shares of the Company (together with the CRS Option, the "Option Agreements");

                  WHEREAS, JA currently owns 3,349,052 shares of Common stock and MB and CL each beneficially own ___________ shares of Common Stock [both as individuals and] through The Burns Family Trust and The Lincoln Family Trust, respectively;

                  WHEREAS, CRS has the power to vote on behalf of certain individuals with respect to 815,000 shares of Common Stock pursuant to a Voting Proxy, dated August 10, 1999, among CRS and such individuals.

                  WHEREAS, the execution and delivery of this Agreement is a condition precedent to the performance of the obligations of CRS under the Stock Purchase Agreement;



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                  WHEREAS, the parties hereto wish to provide for certain rights and procedures upon certain proposed issuances of securities of the Company and sales of the Company's securities.

                  NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                         ELECTION OF BOARD OF DIRECTORS

                  1. Election; Removal. Except as set forth below, during the term of this Agreement, all shares of capital stock held by each Stockholder, whether now owned or hereafter acquired, shall be voted in accordance with the provisions hereof on all of the following matters of which the stockholders of the Company vote:

                  (a) Each of the Stockholders shall have the right to designate candidates for nomination to be elected as members of the Board as follows: (i) JA shall have the right to designate one candidate, (ii) MB shall have the right to designate one candidate; (iii) CL shall have the right to designate one candidate; (iv) CRS shall have the right to designate one candidate and (v) JA, MB, CL and CRS shall, by majority vote, have the right to designate one candidate. Each Stockholder hereby agrees (x) to be present in person or by proxy at any meeting of stockholders to elect directors for purposes of establishing a quorum and (y) to vote all of such Stockholder's shares of capital stock for, or give such Stockholder's written consent to, the election of each of the foregoing candidates, subject to and in accordance with the terms of this Agreement. In the event that the Board of Directors is elected by cumulative voting, then each of the Stockholders shall divide his votes equally among, each of the five above designees or equally among each of the five Stockholders' individual designees, respectively, if agreed upon by all of the Stockholders.

                  (b) In the case of any vacancy in the Board of Directors, the Board of Directors agrees to nominate the designee of the Stockholder whose designee created such vacancy. In the event that such Stockholder, his heirs or assigns, or any other substitute designated by him does not name a designee within 90-days of a notice of such vacancy, then the then-current Board of Directors may fill such vacancy until the next annual meeting of stockholders of the Company.

                  (c) Within five (5) days after a record date is set for any annual meeting for the election of directors or for mailing of any consent solicited for such purpose, the Secretary of the Company shall give to each person or entity entitled to designate candidate(s)

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         notice of any upcoming election of directors and the anticipated date thereof and request that each person or entity so entitled to designate candidate(s) take all necessary action to designate its candidate(s) (the "Notice of Election"). The Stockholders agree to cause the Company to send the notice of record date by certified mail at least 30 days prior to such record date. Each person or entity entitled to designate candidate(s) shall notify the Secretary of the Company of such person's or entity's candidate(s) within fifteen (15) days of receipt of the Notice of Election. A failure by a person or entity entitled to designate candidate(s) to provide such notification shall be deemed to be a designation by such person or entity of the same candidate(s), if any, as were last designated by such person or entity. Any designation pursuant to this Article I shall be made in writing.

                  (d) Subject to governing law, the Company agrees to cause the Stockholders' designees to be nominated for election to the Board of Directors of the Company at each annual meeting of its stockholders and shall use its best efforts to cause the stockholders of the Company to elect such nominees to the Board of Directors at each annual meeting of its stockholders.

                  (e) Each Stockholder hereby agrees to cast such Stockholder's votes for, or give such Stockholder's written consent to, the removal of a designee on the Board at any time upon receipt of instructions in writing to such effect, signed by the person or entity who has designated that candidate, in accordance with Section 8.35 of the BCA.

                  2. Transferees. Except in the event of a Public Transaction (as defined below), each Stockholder hereby agrees that it shall be a condition to any transfer of any securities of the Company now owned or hereafter acquired by such Stockholder that the transferee thereof agrees in writing to sign a counterpart signature page to this Agreement and be bound by the provisions hereof. The Stockholders agree that they will not transfer any of their securities, including a transfer involving a Public Transaction, if the total voting power of the securities represented by this Agreement falls below 65% of the total voting power of the Company. For the purposes of this Agreement, a "Public Transaction" shall be defined as a transfer of Common Stock of the Company that are (a) registered under the Securities Act of 1933 pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering such shares of Common Stock or (b) publicly sold pursuant to Rule 144 of the Securities Act.

                  3. Directors of Subsidiaries. The Company and the Stockholders shall take all such action as may be necessary to cause the persons who are directors of the Company to be elected as the directors of each subsidiary of the Company.

                  4. Expenses. The Company will reimburse each director for his or her reasonable out-of-pocket travel expenses incurred in attending any meeting of the Board.

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                                   ARTICLE II

                        RESTRICTION ON STOCKHOLDER SALES

                  1. No Sale Unless to a Stockholder. No shares may be sold, pledged, assigned or transferred (any such transaction is herein referred to as a "Transfer") by any of the Stockholders (the "Selling Stockholder") unless such shares are offered to and purchased by the other Stockholders on a pro rata basis, based on the fully diluted shares of capital stock owned by such Stockholders.


                  2. Stockholders' Right to Purchase. In the event of a proposed sale by a Stockholder pursuant to this Article II, each of the Stockholders shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase from the Selling Stockholder a pro rata portion of the shares, based on the fully diluted shares owned by such Stockholder, being sold by the Selling Stockholder for the price and upon the terms specified in the written notice by giving written notice to the Selling Stockholder or to elect not to exercise such right. The Stockholders shall each have a right of over-allotment such that for each Stockholder that fails to exercise its right to purchase its portion of the shares, each participating Stockholder shall be entitled to purchase a pro rata portion of the shares which the non-purchasing Stockholder elected not to purchase. Such right of over-allotment shall be exercised with respect to any non-purchasing Stockholder by giving written notice to the Selling Stockholder within five (5) days from the date of the non-purchasing Stockholder's failure to exercise its rights hereunder.

                  3. Exempt Transactions. Notwithstanding anything herein to the contrary, the foregoing restriction on Transfers shall not apply to:

                  (a) a sale, assignment or transfer (i) to a Selling Stockholder's estate, (ii) to a revocable family trust created for the benefit of the Stockholder and/or his spouse or issue or (iii) in the case of any employee, to the Company upon leaving employment in accordance with any stock purchase or disposition agreement pursuant to which the employee initially purchased the stock from the corporation; or

                  (b) any Transfer such that, following such Transfer, the aggregate voting power held by the Stockholders remains greater than 65% of the outstanding capital stock of the Company (collectively, "Exempt Transactions").

                  4. Transfers in Bankruptcy or Divorce. In the event that any shares held by any of the Stockholders are required to be transferred as a result of any legal proceeding (including, but not limited to bankruptcy, divorce and any attachment proceedings), then Stockholder shall, to the extent permitted by applicable laws, require the transferee or assignee to sign a counterpart signature page to this Agreement and become an additional Stockholder and party to this Agreement bound by all the terms and provisions of this Agreement.

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                                   ARTICLE III

                      STOCKHOLDERS' RIGHT OF PARALLEL SALE

                  If any Selling Stockholder at any time proposes to sell, assign or transfer shares of Common Stock pursuant to an Exempt Transaction pursuant to Article II, Section 3(b), then such Selling Stockholder shall, as a condition precedent to any such sale, assignment or transfer, afford the other Stockholders the right to sell shares of the Company's capital stock held by the Stockholders as follows:

                  1. Notice by the Selling Stockholder. The Selling Stockholder shall give written notice to the Stockholders at least 15 days prior to any such proposed sale, assignment or transfer of any of the shares, and such notice shall specify (i) the number of shares which the Selling Stockholder desires to sell, (ii) the percentage of Common Stock then held by such Selling Stockholder represented by the shares the Selling Stockholder proposes to sell (the "Sales Percentage"), (iii) the identity of the proposed purchaser of such shares, (iv) the time within which the Selling Stockholder proposes to sell such shares and
(v) the material terms, including the price, of the proposed sale.

                  2. Stockholders' Option. Each of the Stockholders shall notify the Selling Stockholder in writing, within 15 days after receipt of the Selling Stockholder's notice, whether such Stockholder desires to sell any of his shares of Common Stock concurrently with the sale of shares by the Selling Stockholder in accordance with the terms and provisions of this Article III. Failure to provide such written notice by any Stockholder after actual receipt of notice from the Selling Stockholder within said 15 day period shall, for the purpose hereof, be deemed to constitute a refusal by that Stockholder to sell any of his shares of Common stock concurrently with the sale of shares by the Selling Stockholder. Concurrently with the delivery of the notice referred to in subparagraph (a) above, the Selling Stockholder shall offer each other Stockholder the opportunity to sell to the proposed purchaser a percentage of such shares equal to a percentage that such Stockholder owns of the total shares held by all of the Stockholders. As a result, the number of Shares to be sold by the Selling Stockholder shall be reduced by the number of shares elected to be sold by the Stockholders electing this right of parallel sale. This Stockholders' right shall exist only to the extent that the aggregate voting power held by the Stockholders remains greater than 65% of the outstanding capital stock of the Company after the sale of shares. In the event that the shares being sold pursuant to this Article III would reduce the number of shares represented by this Agreement below 65% of the total outstanding capital stock of the Company, the selling Stockholders shall exclude such number of shares from the sale, on a pro rata basis, that would create a voting power represented by this Agreement that remains greater than 65% of the total outstanding capital stock of the Company.

                  3. Agreements and Commitments from Purchaser. It is agreed and understood that the Selling Stockholder shall obtain the same agreements and commitments from the purchaser of the other shares of Common Stock to be sold by the Stockholders as he has obtained from the purchaser of the shares proposed to be sold by him, her or it, including the time of purchase, the purchase price and the other terms and conditions upon which the purchase of the Selling Stockholder's shares is to be made. In the event that the Selling Stockholder cannot obtain agreements or commitments from the purchaser or other purchasers to purchase that percentage of the other Stockholders' shares then held by the Stockholders who elect to participate which is equal to the Sales Percentage as set forth in Subsection (b) above, then the Selling Stockholder shall reduce the number of Shares which he proposes to sell and allow the Stockholders to sell a number of their shares, so that the Selling Stockholder and the Stockholders shall be entitled to sell a pro rata percentage of shares of capital stock as described above. If the Selling Stockholder is unable to provide the Stockholders with an opportunity to participate as set forth herein, no sale by the Selling, Stockholder shall be consummated.

                  4. No Obligation to Sell. The Stockholders shall not be obligated to sell any of their shares pursuant to any notice furnished in accordance with the provisions of this Article III or otherwise. Nothing herein shall be deemed to require that any Selling Stockholder consummate the proposed sale, assignment or transfer of the subject shares, notwithstanding the giving of notice to the Stockholders hereunder of such proposed sale or the intent of any Stockholder to sell his shares hereunder.

                  5. Timing of Parallel Sale. Any sale of shares by the Stockholders pursuant to the provisions of this Article III shall be made either concurrently with or prior to the sale of shares by the Selling Stockholder.


                                   ARTICLE IV

                                TERM OF AGREEMENT

                  This Agreement shall terminate upon the earlier of (a) a closing and receipt of funds by the Company from a firm commitment under written registered public offering of the Common Stock of the Company, provided that such offering results in an aggregate of $25,000,000 or more in gross proceeds to the Company and (b) three years from the date hereof. This Agreement may also be terminated upon the unanimous written consent of the Stockholders.

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                                    ARTICLE V

                                  MISCELLANEOUS

                  1. Amendments and Waiver. This Agreement may be amended only by written instruments signed by the Company and all of the Stockholders; provided, however, that (i) this Agreement may not be amended to deprive CRS, MB or CL, without their consent, of their respective rights under Article I to designate nominees for election as directors and to require the Stockholders to vote their shares in favor of the election of such nominees; and (ii) this sentence and the next sentence of this Section may not be amended without the prior consent of all Stockholders. No waiver of any right or remedy provided for in this Agreement shall be effective unless it is set forth in writing signed by all of the Stockholders. No waiver of any right or remedy granted in one instance shall be deemed to be a continuing waiver under the same or similar circumstances thereafter arising.

                  2. Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns, including any transferee of the Common Stock; provided, however, that the Company is given written notice by an Stockholder at the time of or within a reasonable time after such transfer or assignment, stating the name and address of such transferee or assignee and identifying the securities being transferred or assigned; provided further, that such transferee and spouse thereof (if required) shall sign a counterpart signature page to this Agreement and become an additional Stockholder and party to this Agreement bound by all the terms and provisions of this Agreement. As used herein the term "Stockholders" shall include their respective successors, assigns and transferees of their Common Stock.

                  3. Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the parties hereto if any party fails to comply with the provisions of this Agreement and that in the event of any such failure, the other parties hereto will not have an adequate remedy at law. The nondefaulting parties shall, therefore, be entitled to obtain specific performance of the defaulting party's obligations hereunder and to obtain immediate injunctive relief. No party shall urge, as a defense to any proceeding for such specific performance or injunctive relief that the nondefaulting parties have an adequate remedy at law.

                  4. Expenses. The Company shall pay the legal fees and expenses incurred in connection with the transactions contemplated by the Stock Purchase Agreement, the Note Restructure Agreements, the Option Agreements, the Registration Rights Agreement and any employment agreements. In connection with the drafting and execution of this Agreement, the Stockholders shall share all fees and expenses equally. In connection with the resolution of any dispute arising from this Agreement the unsuccessful party shall pay all fees and expenses, including reasonable attorneys fees, in connection with the resolution of the dispute.

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                  5. Dispute Resolution. Any and all controversies, claims or disputes arising out of or relating to this Agreement, or the breach thereof, shall be solely and exclusively settled by arbitration in accordance with the Commercial Arbitration Rules then in effect (the "Arbitration Rules") of the American Arbitration Association. The arbitration shall take place in California, and the arbitrator shall be appointed by the mutual consent of the parties. If the parties are unable to agree upon the appointment of an arbitrator, then the arbitration shall take place before a panel of three arbitrators selected in accordance with the Arbitration Rules. The arbitrator appointed by the parties or such panel, as the case may be, is sometimes referred to herein as the "Arbitrator." Each party hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the state and Federal courts located in California, in connection with any matter arising out of the foregoing arbitration or this Agreement, including but not limited to confirmation of the award rendered by the Arbitrator and enforcement thereof by entry of judgment thereon or by any other legal remedy. Service of process in connection with any such arbitration or any proceeding to enforce an arbitration award may be made in any manner permitted by applicable law.

                  6. Notice. As the terms "notice" or "notices" are used herein as between the parties, such term shall mean a written document, explaining the reason for the notice, and the same shall be mailed by United States Postal Service Via Certified Mail, Return Receipt Requested, addressed as follows:

      If to the Company:             COMC, Inc.
                                     400 N. Glenoaks Boulevard
                                     Burbank, California 91502
                                     Attention: President
                                     Fax No.: _______________

         with a copy to:             Rick Usher, Esq.
                                     Furman Usher, Inc.
                                     1901 Avenue of the Stars
                                     Los Angeles, California 90067
                                     Fax No.: 310-201-0313

                  If to Stockholders: to the respective address set forth on
Schedule I attached hereto,

Such notice shall be deemed to have been given on the date placed in the U.S. Mails, and sent by fax to counsel, whether actually received by the addressee or not. The parties shall, as a matter of convenience and courtesy, send each party receiving notice a copy of said notice by facsimile or other electronic means, or by courier, Federal Express, or similar service, but such notifications shall not be deemed lawful "notice" as required hereby. The parties may, from time to time, amend the above addresses and names by written notice to the other party.

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                  7. Further Documentation. Each party hereto shall execute and deliver such other agreements and instruments as from time to time that the parties collectively agree are advisable or appropriate to effect the intent and purpose of this Agreement.

                  8. Section Headings. The captions to the Articles and Sections in this Agreement are for reference only and shall not affect the meaning or interpretation hereof.

                  9. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive domestic laws of the State of California, without application of the conflicts of laws principles thereof.

                  10. Complete Agreement. Except as set forth herein, this Agreement contains the complete agreement between the parties and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way.

                  11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable as written, a court of competent jurisdiction shall, at any party's request, reform the terms of this Agreement to the extent necessary to cause such otherwise invalid provisions to be enforceable under applicable law.

                  12. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the date first set forth above.


COMC, INC.                                THE LINCOLN FAMILY TRUST



By:  /s/ John Ackerman                    By:  /s/ Charles E. Lincoln
     ----------------------------------        ---------------------------------
     Name:  John Ackerman                      Charles E. Lincoln, Trustee
     Title: CEO


By:  /s/ John J. Ackerman                 By:  /s/ Christopher R. Smith
     ----------------------------------        ---------------------------------
     John J. Ackerman                          Christopher R. Smith



THE BURNS FAMILY TRUST



By:  /s/ William M. Burns
     ----------------------------------
     William M. Burnes, Trustee


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

                                   SCHEDULE I



John J. Ackerman
------------------------------------
------------------------------------
------------------------------------
Phone:
      ------------------------------


Christopher R. Smith
21 Middlesex Road
Darien, Connecticut 06820
Phone: 201-363-0380


The Burns Family Trust
------------------------------------
------------------------------------
------------------------------------
Attention: William M. Burns
Phone:
      ------------------------------


The Lincoln Family Trust
------------------------------------
------------------------------------
------------------------------------
Attention: Charles E. Lincoln
Phone:
      ------------------------------

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